Exhibit 99.1

MySize, Inc. Investor presentation: April 2020 Nasdaq:MYSZ TASE: MYSZ

2 Legal disclaimer MYSZ This presentation contains forward - looking statements about our expectations, beliefs or intentions regarding, among other things, our ongoing and planned product development, our intellectual property position, expectations regarding product launch and revenue, our results of operations, and cash needs, our prospects, growth and strategies, the industry in which we operate, and the anticipated trends that may affect the industry or us . In addition, from time to time, we or our representatives have made or may make forward - looking statements, orally or in writing . Forward - looking statements can be identified by the use of forward - looking words such as “believe,” “expect,” “intend,” “plan,” “may,” “should” or “anticipate” or their negatives or other variations of these words or other comparable words or by the fact that these statements do not relate strictly to historical or current matters . These forward - looking statements may be included in, but are not limited to, this presentation, various filings made by us with the SEC, press releases or oral statements made by or with the approval of one of our authorized executive officers . Forward - looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made . Because forward - looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward - looking statements . Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward - looking statements, including, but not limited to, the factors summarized below . These factors include, but are not limited to, the following : our history of losses and needs for additional capital to fund our operations ; our inability to obtain additional capital on acceptable terms, or at all ; the impact of the recent outbreak of the coronavirus ; market acceptance of our products and brand ; our ability to develop and expand our sales and marketing capabilities, the unpredictability of our sales cycles our dependence on rights that we purchased from an affiliated party ; acceptance of our brand ; our reliance on third parties ; our ability to establish and maintain strategic partnerships and other corporate collaborations ; the implementation of our business model and strategic plans for our business ; the scope of protection we are able to establish and maintain for intellectual property rights and our ability to operate our business without infringing the intellectual property rights of others ; competitive companies, technologies and our industry ; our ability to remain listed on Nasdaq and statements as to the impact of the political and security situation in Israel on our business . More detailed information about the risks and uncertainties affecting My Size is contained under the heading "Risk Factors" included in My Size’s most recent Annual Report on Form 10 - K filed with the SEC on March 19 , 2020 , and in other filings that My Size has made and may make with the SEC in the future . These statements are only current predictions and are subject to known and unknown risks, uncertainties and other factors that may cause our or our industry’s actual results, levels of activity, performance or achievements to be materially different from those anticipated by the forward - looking statements . Given these uncertainties, you should not rely upon forward - looking statements as predictions of future events . All forward - looking statements attributable to us or persons acting on our behalf included in, but not limited to, this presentation speak only as of the date hereof and are expressly qualified in their entirety by the foregoing . We undertake no obligations to update or revise forward - looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events . In evaluating forward - looking statements, you should consider these risks and uncertainties . This presentation also contains estimates and other statistical data made by independent parties and by My Size relating to market size and growth and other industry data . These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates . We have not independently verified the statistical and other industry data generated by independent parties and contained in this presentation and, accordingly, cannot guarantee their accuracy or completeness . In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we compete are necessarily subject to a high degree of uncertainty and risk due to a variety of factors . These and other factors could cause results or outcomes to differ materially from those expressed in the estimates made by the independent parties and by My Size . This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction . Important Information about COVID - 19 In late 2019 , a novel strain of COVID - 19 , also known as coronavirus, was reported in Wuhan, China . While initially the outbreak was largely concentrated in China, it has now spread to Israel and the United States, and infections have been reported globally . Many countries around the world, including in Israel, have significant governmental measures implemented to control the spread of the virus, including temporary closure of businesses, severe restrictions on travel and the movement of people, and other material limitations on the conduct of business . These measures have resulted in work stoppages and other disruptions . It is too early to assess the full impact of the coronavirus outbreak, but coronavirus is adversely affecting our marketing and sales activities . The extent to which the coronavirus impacts our operations will depend on future developments, which are highly uncertain and cannot be predicted with confidence, including the duration and severity of the outbreak, and the actions that may be required to contain the coronavirus or treat its impact . In particular, the continued spread of the coronavirus globally, could have a material adverse impact on our operations and workforce, including our marketing and sales activities and ability to raise additional capital, which in turn could have a material adverse impact on our business, financial condition and results of operation .

3 MYSZ Here’s how works

4 What does My Size Do MYSZ My Size, Inc. (NASDAQ: MYSZ) is a consumer technology and big data company with a proprietary sizing and measurement technology: • Generates highly accurate measurements used in a variety of consumer friendly, every day uses , such as on - line apparel shopping, logistics and courier services, and home DIY. The Company’s flagship product, MySizeID™ serves the e - commerce apparel market • Estimated to be a $ 332 billion 1 global market in 2016 • ~$ 8.4 billion 2 in e - commerce apparel returns being size related Improves retailer revenues and lowers their operating costs, while improving the consumer’s shopping experience Broad domestic and international patents and patent pending applications for measurement and fitting . 1 https://cdn.statcdn.com/static/pdf/ca_study_readsample/DMO_sample_ 38340 .pdf 2 Retailers and the Ghost Economy The Haunting of Returns, IHL Group

E-TAIL industry

Inaccurate measurements lead to lost revenue


Sale 50%

$8.4B

in size related returns in online apparel purchases worldwide

~69%

e-commerce shopping cart abandonment rate in fashion

Size and Fit TECHNOLOGIES REDUCE RETURNS

MYSIZE

[1] Retailers and the Ghost Economy The Haunting of Returns, IHL Group
[2] e-Commerce fashion shopping cart abandonment rate: The SaleCycle Ecommerce Stats Report, 2018

5

6 MySize at a glance MYSZ 2014 Founded in Israel Patents granted in 3 regions 7 + 10 Commercial agreements 30 Employees in R&D, M&S and Management ~$ 22 M Invested in the platform to date Awards

7 Opportunities MARKETS MYSZ TECHNOLOGY Apparel DIY Courier Utility Big Data Analytics Sensors Cloud Server Algorithms Consumer Retailer Consumer Courier Consumer The My Size proprietary & patented measurement algorithms are scalable to many different markets and can be deployed as customized solutions to improve the customer experience

8 • Downloadable app • Create measurement profiles of any space • Perfect for online/POS DIY market TAM 2 $ 0.44 B • White label solution • Integration with courier back - office systems • Accurate, onsite DIM calculations TAM 3 $ 3.7 B • White label solution • Integration with apparel e - tailers • Generates accurate size recommendations • Option for shared ID profiles TAM 1 $ 13.3 B Innovative customizable platform technology TAM: 1) TAM was derived by assuming a 4 % royalty of the revenue from the global online fashion market (estimated at $ 332.1 B in 2016 according to Statista). 2) TAM was derived by assuming a 4 % royalty of the revenue from the global online DIY home improvement market (estimated at $ 10.9 B in 2017 according to NPD). 3) TAM was derived by assuming $ 0.05 payment per package delivered worldwide (estimated to be 74.4 B in 2017 according to Pitney Bowes) Serving Multi - billion $ Markets

9 Big Data/ Machine Learning Analysis Smartphone measurement Smartphone sensors data Measurement result MySizeID algorithm Retailers Size Charts Database Research Body measurements database (chest, hip, height, waist, etc.) Sizing by tape measure Customer’s recommended size for each retailer Full body measurement A game changer in simple and highly accurate solution for the  apparel retail market Return Process In Store experience Inventory level Micro services

10 W hat we have been working on… • F ull support in Woocomerce platform • One of t he biggest ecommerce platform in the market with almost 4 million stores • New Markets need N ew Languge support • Turkish • German • Italian • Dutch • French This Photo by Unknown Author is licensed under CC BY - SA - NC

11 W hat we have been working on… • In Store Support Tool • A full support in an instore experience for sizing and fit • Better consumer journey • Contactless experience • Omn i Channel support • Fam i ly and sharing account • G et the sizes of your loved ones for better family transaction • S hare your profile with your friends so they can buy som e thing for you that actually fits…!

12 W hat we have been working on… MySize A nalytic reports Based on consumer anonymous data • B ody type and shape • D istribution of body measurments • A nd a lot of detilaed information for the retailer to use

13 MySizeID Direct benefits Increase customer confidence INCREASE CONVERSIONS BY 30% * Improve sizing efficiencies REDUCE RETURN VOLUMES BY 50% * Improve customer experience INCREASE BRAND LOYALTY Valuable big data REDUCE CART ABANDONMENT Driving profitability through increased revenues and improved efficiencies * Based on pilot with a leading retailer DW1 RL5

14 A growing base of Retail partners MySizeID targets a $ 13.3 B Global TAM Tier 1 / 2 Independent Retailers eCommerce + Brick & Mortar • My Size widget integration • Potential access to millions of users • Monthly license fee • 3 pilots* with international retailers • Following launch potential access to millions of monthly consumers • Thousands of stores 3 rd Party for Small e - commerce Platform MYSZ *On hold due to COVID - 19

15 Some of our current Retail partners MYSZ

16 Commercialization strategy Third Party model 29.16% 18.56% 10.79% 3.95% 4.22% 5.06% 28.26% 1 6 11 16 21 26 31 WooCommerce SquareSpace Shopify WixStores Magneto Monster Commerce Others Total e - commerce Sites on Platforms 1.5 M Partner with e - commerce 3 rd party platform providers 01 Direct partnerships with e - commerce players 02 16 MYSZ % % % % % % % Source: https://www.datanyze.com/market - share/e - commerce - platforms/shopify on Sep 15,2019

17 Business model Model Customer My Size Anticipated Revenue Monthly subscription and pay per click (“PPC”) 3 rd party platform websites and independent websites $ 49 month and up based on $ 0.1 per fit recommendation

18 How the numbers add up to potential revenues to MySize - Third Party model 18 MYSZ Source: https://www.datanyze.com/market - share/e - commerce - platforms/shopify Sep 15, 2019 From 3 rd party platforms, assuming various penetration rates and an average per account fee; dollar figures are gross, revenue shares will vary from one to another, likely net 70% - plus to My Size. We are pursuing multiple 3 rd party platform providers and are CURRENTLY integrated with and available for ALL Shopify accounts Ecommerce players Woo - commerce Shopify Total 484,701 179,382 Penetration Rate $ per account 1% $49 237,503 87,857 325,360 $ 5% $49 1,187,517 439,485 1,627,002 $ 10% $49 2,375,035 878,971 3,254,006 $ 15% $49 3,562,552 1,318,457 4,881,009 $

19 Introducing BoxSize DIM measurement tool MYSZ

20 in action

21 • Integrated at Israeli leading courier: Katz • Katz Corporation is the second - largest package delivery company in Israel, and handles over  M packages annually • Katz revenues increased by 2.5 % BoxSize success story “BoxSizeID demonstrated a high level of accuracy in the pilot performed at Katz Shipping’s logistic center and we expect it will generate significant yearly savings that are estimated to increase the company’s annual income by about 2.5%, to around $ 1 million”  Katz CEO Sep 2018

22 Accurate measurements combat industry inefficiencies • 12% of shipments arrive at logistics center with inaccurate measurements • Billing errors can cost freight companies 3 - 7% in additional costs • Inaccurate measurements lead to 20% sub - utilization of warehouse space due to inefficient slotting http://qubevu.com/whitepapers/whitepapers/Cutting% 20 Costs% 20 with% 20 Dimensioning.pdf http://parcelindustry.com/print - article - 4994 - permanent.html https://www.controlpay.com/blog/outsourcing - freight - audit - payment - 10 - checkpoints/ )

23 BoxSize streamlines delivery management ▪ Highly accurate parcel measurement and cost calculation ▪ Real - time DIM details for improved logistics ▪ Integration with ERP systems ▪ Barcode scan ▪ Image capture ▪ Geo - location tagging

24 W hat we have been working on… One click measurement • To measure all three axis of a package or any 3 D object by only ONE movement of the mobile device! • Cut down the time it takes to measure a package by 50%

25 Some of our current technology logistics partners MYSZ MySize is a partner on Honeywell network and our BoxSize solution is Integrated on Honeywell Market place. BoxSize solution is fully operational on Honeywell hand held devices MySize is a partner on Zebra network BoxSize solution is fully operational on Honeywell hand held devices

26 Business model Logistics and courier Model Customer MySize anticipated revenue Monthly subscription based on volume and users $ 300 month and up based on a 0.1 $ per package measured Independent cargo companies

27 The Future of E - Commerce - Micro Fulfillment Centers • The U.S. third - party logistics continues to grow with industry revenues estimated to reach $ 213.5 billion in 2018 - almost double the revenues in 2009 1 • Small to mid - size retailers are partnering with third - party logistics companies to fill gaps in online order fulfillment and rapid delivery • Entered into non - binding LOI to establish JV* with Logystico, a third - party logistics fulfillment company that specializes in automating the order fulfillment process • JV will exclusively operate and manage micro - fulfilment centers using My Size’s BoxSize enhanced platform for retail vendors in the United States • My Size to build back - end system for the new JV • Revenue share model - real - estate * JV subject to entry into definitive binding agreement 1 https://www.statista.com/statistics/ 638368 /us - third - party - logistics - market/

28 Capitalization Current shares outstanding Options @ Wtd Avg strike price of $ 13.30 Warrants @ Wtd Avg strike price of $ 3.65 Convertible debt / equity Total shares and equivalents (fully diluted) ~ 2.60 Million ~ 0.20 Million ~ 0.69 Million - ~ 3.49 Million Number of shares / equivalents* As of March 31 , 2020 MYSZ • Gives retroactive effect to a 1 for 15 reverse split that occurred in October 2019 .

29 (in thousands) December 31 , 2019 December 31 , 2018 Cash and cash equivalents** $ 1,466 *** $ 6,620 Current assets 1,825 6,838 Long - term assets 1,133 279 Total assets $ 2,958 $7,117 Total current liabilities* $1,248 $1,823 Long term debt - - Other long term liabilities 659 - Total liabilities 1,907 1,823 Stockholders’ equity (deficit) 1,051 5,294 Liabilities and stockholders’ equity $ 2,958 $7,117 Balance Sheet snapshot MYSZ Traded on Nasdaq & TASE • *Includes derivative liability with respect to warrants, options (see cap table, slide 28) • ** Includes restricted cash and short term deposits • *** Exclude gross proceeds of $2M from a register direct offering on January 2020

30 My Size brings Next Generation Data driven solutions Driving profitability across multiple verticals Increasing customer revenues by fostering conversions Driving customer sales via valuable data and analytics Higher customer profitability due to reduced returns Increasing customer profitability with cost saving efficiencies MYSZ Increasing customer margins via improved package measurement accuracy

THANK YOU! Thank You! Thank You! Contact us Ronen Luzon Ronen@mysizeid.com

32 The Executive team Multidisciplinary and seasoned managers RONEN LUZON Founder & CEO ▪ Serial entrepreneur ▪ Founded Malers, global security company ▪ Founded and led numerous startups ▪ BSC in IT&BIS BILLY PARDO CPO ▪ Senior Director of Product at Fourier Education ▪ B.Sc. in computer sciences, MBA Eli Turchinsky CTO ▪ A seasoned tech expert in the field of mobile and web applications. ▪ BSc in Computer science OR KLES CFO ▪ Former KPMG Associate ▪ CPA, MBA